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                                                                    EXHIBIT 99.2

Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


I, Neill Davis, Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of The Men's Wearhouse, Inc., and, except as corrected or supplemented in a subsequent covered report:

    o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(2) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

    o Annual Report on Form 10-K for the fiscal year ended February 2, 2002 of The Men's Wearhouse, Inc., filed with the commission on April 26, 2002;

    o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Men's Wearhouse, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    o  any amendments to any of the foregoing.


                             /s/ Neill P. Davis
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                                 Neill P. Davis

                             Date: September 13 , 2002

                             Subscribed and sworn to before me this 13th day of September 2002.

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                             /s/ Emilia Barahona
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                             Notary Public
                             My Commission Expires: November 18, 2003